SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 9, 2016

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paul K. Danner, III

Chief Executive Officer

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 13, 2016, Alliance MMA, Inc. (“Alliance MMA”), filed a Current Report on Form 8-K (the “Form 8-K”) to report the acquisition by Alliance MMA of substantially all the assets of Ohio Fitness and Martial Arts, LLC d/b/a IT Fight Series (“IT”). This Amendment No. 1 to the Form 8-K amends and supplements Item 9.01 to include the financial information described in Item 9.01 below. Except as stated in this Explanatory Note, no other information contained in the Form 8-K is changed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

The audited financial statements of IT as of and for the years ended December 31, 2015 and 2014 are filed as Exhibit 99.2 to this report and incorporated herein by reference.

The unaudited interim financial statements of IT as of and for the nine months ended September 30, 2016 and 2015 are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Alliance MMA and IT for the twelve months ended December 31, 2015 and as of and for the nine months ended September 30, 2016 and the notes related thereto are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d)	Exhibits.

99.1	Press Release dated December 12, 2016 †
99.2	Audited financial statements of IT as of and for the years ended December 31, 2015 and 2014
99.3	Unaudited interim financial statements of IT as of and for the nine months ended September 30, 2016 and 2015
99.4	Unaudited pro forma condensed combined financial information of Alliance MMA and IT for the twelve months ended December 31, 2015 and as of and for the nine months ended September 30, 2016 and the notes related thereto.

† Previously filed

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE MMA, INC.

By:	/s/ Paul K. Danner, III
Name:	Paul K. Danner, III
Its:	Chief Executive Officer

Dated: February 22, 2017

EXHIBIT INDEX

Exhibit No.

99.1	Press Release dated December 12, 2016 †
99.2	Audited financial statements of IT as of and for the years ended December 31, 2015 and 2014
99.3	Unaudited interim financial statements of IT as of and for the nine months ended September 30, 2016 and 2015
99.4	Unaudited pro forma condensed combined financial information of Alliance MMA and IT for the twelve months ended December 31, 2015 and as of and for the nine months ended September 30, 2016 and the notes related thereto.

 † Previously filed